                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                DATE OF REPORT:              SEPTEMBER 28, 2000
                                         --------------------------
                                      (DATE OF EARLIEST EVENT REPORTED)

                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Florida                      000-25273                             59-3422536
        ---------------               ---------------                 ------------------------------
        (STATE OR OTHER               (COMMISSION FILE               (I.R.S. EMPLOYER IDENTIFICATION
        JURISDICTION OF                NUMBER)                        NUMBER)
        INCORPORATION)

                  360 Central Avenue
               St. Petersburg, Florida                            33701
               -----------------------                            -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (727) 803-2040
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

         Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report that, on September 28, 2000, an alleged shareholder of the Company, Murrel Neal, filed a lawsuit in the United States District Court for the Middle District of Florida (Case No. 8:00-CV-2013-T-26F) on behalf of a putative class of all persons who purchased shares of the Company's Common Stock pursuant and/or traceable to the registration statement for the Company's February 1999 initial public offering (the "IPO"). The suit names as defendants the following parties: the Company; Geotrac of America, Inc., a wholly-owned subsidiary of the Company; Bankers Insurance Group, Inc., the principal shareholder of the Company; Venture Capital Corporation, a selling shareholder in the IPO; David K. Meehan, Jeffrey S. Bragg, Daniel J. White, Robert M. Menke, Robert G. Menke, John A. Grant, Jr., William D. Hussey, E. Ray Solomon and Alejandro M. Sanchez, current and/or former directors of the Company; and Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, Inc., individually and as representatives of the underwriters for the IPO. The complaint alleges, among other things, that the defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended, by making certain false and misleading statements in the roadshow presentations, registration statement and prospectus relating to the IPO. More specifically, the complaint alleges that, in connection with the IPO, the defendants made various material misrepresentations and/or omissions relating to (i) the Company's ability to integrate Geotrac's flood zone determination business with the Company's insurance outsourcing services business and (ii) actual and anticipated synergies between the two businesses. The complaint seeks unspecified damages, including interest, and equitable relief, including a rescission remedy.

          Management of the Company believes the material allegations of the complaint are without merit and intends to vigorously defend the lawsuit. No assurances can be given, however, with respect to the outcome of the litigation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

                                      By: /s/ David M. Howard
                                          -----------------------
                                          David M. Howard
                                          President and Chief Executive Officer

Date: October 17, 2000

                                      -3-